Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	47,996.52
Total Transaction Valuation	313,497,833.26
Total Offset Amount	0
Net Fee	$ 47,996.52